================================================================================

                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                                    FORM 8-K


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                        SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) FEBRUARY 28, 1996

                           -------------------------


                           HOST MARRIOTT CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



         DELAWARE                      1-5664                  53-0085950
(STATE OR OTHER JURISDICTION      (COMMISSION FILE          (I.R.S. EMPLOYER
     OF INCORPORATION)                 NUMBER)            IDENTIFICATION NUMBER)


                 10400 FERNWOOD ROAD, BETHESDA, MARYLAND 20817
              (ADDRESS OF PRINCIPLE EXECUTIVE OFFICES) (ZIP CODE)

                         ----------------------------

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (301) 380-9000
        (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)

================================================================================

                                 FORM 8-K

ITEM 5.  OTHER EVENTS

     On February 28, 1996, the Registrant announced that it has filed amendment no.1 to a registration statement with the Securities and Exchange Commission for the public offering of approximately 25 million shares of the Registrant's common stock. A copy of the registration statement as filed is attached.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits
              (99a) Host Marriott Corporation Amendment No. 1 to the Form S-1
                    Registration Statement dated February 28, 1996

                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             HOST MARRIOTT CORPORATION

                             By:       /s/ DONALD D. OLINGER
                                 ---------------------------------------------
                                           Donald D. Olinger
                                 Vice President and Corporate Controller
                                     (Principal Accounting Officer)

Date:  February 29, 1996

                                       2